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                                                                    Exhibit 23.1

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-41503.


ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 26, 1998